U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

            Date of Report (date of earliest event reported): May 29, 2009

                         5G WIRELESS COMMUNICATIONS, INC.
                 (Exact Name of Registrant as Specified in Its Charter)

          Nevada                      0-30448                 20-0420885
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                     Identification No.)

409 North Pacific Coast Highway, Suite 799, Redondo Beach, California   90277
                         (Address of Principal Executive Offices)    (Zip Code)

         Registrant's telephone number, including area code: (949) 873-8071


                    ________________________________________
            (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     (a) Effective on May 29, 2009, the Company entered into a strategic alliance agreement with Applied Hadronics, an uncorporated business trust. The agreement states that the Company, under its new business model "Clean Energy and Power," and Applied Hadronics are desirous to work together for the purpose of developing a magnegas refinery powered by an alternative source of electricity such as wind, solar, or both. The goal of the project is to produce clean burning hydrogen base fuel from liquid waste powered by either wind turbine, solar power, or a combination of the two.

     (b) Effective on June 4, 2009, the Company entered into a strategic alliance agreement with White Door Inc., a Delaware corporation. The agreement states that the Company, under its new business model "Clean Energy and Power," and White Dooe are desirous to work together for the purpose of developing a magnegas refinery powered by an alternative source of electricity such as wind , solar, or both. The goal of the project is to produce clean burning hydrogen base fuel from liquid waste powered by either wind turbine, solar power, or a combination of the two. White Door Inc. is a technology integrator focusing on non-traditional power and renewable energy systems. White Door acts as a technology reseller for select clients on a worldwide basis and has a team of technology professionals concentrating on both foreign and domestic markets.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601of Regulation S-K.


                               SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       5G Wireless Communications, Inc.



Dated: June 8, 2009                    By: /s/ Bo Linton
                                       Bo Linton, President


                                    EXHIBIT INDEX

Number                              Description

10.1   Strategic Alliance Agreement between the Company and
       Applied Hadronics, dated, May 29, 2009 (filed herewith)

10.2   Strategic Alliance Agreement between the Company and White
       Door Inc., dated June 4, 2009 (filed herewith).

                               EX-10.1
                    STRATEGIC ALLIANCE AGREEMENT

                    Strategic Alliance Agreement

This Strategic Alliance Agreement ("SAA") is entered into by and between 5G Wireless Communications, Inc. (name change pending to
"Clean Energy and Power" ("CEP")) and Applied Hadronics ("AH") on this 29th day of May, 2009.

1.  Recitals

Whereas, CEP is a corporation organized and existing under the law of the state of Nevada with its principle place of business in the state of California.

Whereas AH is a.Delaware Corporation with Headquarters located in Florida.

Whereas CEP and AH are desirous to work together for the purpose of developing a MagneGas Refinery powered by an alternative source of electricity such as wind , solar, or both. The goal of the project is to produce clean burning hydrogen base fuel from liquid waste powered by either wind turbine, solar power, or a combination of the two.

Whereas AH provides the Magnegas Technology expertise and CEP provides the funding for the project and the alternative electricity source.

2.  Responsibilities for a Strategic Alliance

     a)  CEP will provide project financing and alternative electricity source.

     b) AH will provide the MagneGas technology and expertise in designing the cohesive system.

3. This is a NON-EXCLUSIVE Agreement

4. Website Links and Image Authorization

     CEP and AH authorize each other to be named as a "Partner" on each others website with a corporate logo linking to its website.

     CEP and AH have the right to withdraw from this agreement at any time. The other party has to delete all or partially logos, references or links from its website on written demand not later than 3 days after receiving this demand by e-mail and/or fax.



DATED: May 29, 2009                    By: /s/  Ronold Cole
                                       Ronold Cole, President - Applied
                                       Hadronics


DATED: May 29, 2009                    By: /s/  Bo Linton
                                       Bo Linton, CEO - CEP

                                  EX-10.2
                      STRATEGIC ALLIANCE AGREEMENT

                      Strategic Alliance Agreement

This Strategic Alliance Agreement ("SAA") is entered into by and between 5G Wireless Communications, Inc. (Name Change pending to
"Clean Energy and Power" ("CEP") and White Door, Inc., a Delaware corporation ("WD"), on this 4th day of June 2009.

1.  Recitals.

Whereas, CEP is a corporation organized and existing under the law of the state of Nevada with its principle place of business in the state of California.

Whereas WD is a.Delaware Corporation with Headquarters located in Virginia.

Whereas CEP and WD are desirous to work together for the purpose of developing a MagneGas Refinery powered by an alternative source of electricity such as wind , solar, or both. The goal of the project is to produce clean burning hydrogen base fuel from liquid waste powered by either wind turbine, solar power, or a combination of the two.

Whereas WD provides the Magnegas Technology expertise and CEP provides the funding for the project and the alternative electricity source.

2.  Responsibilities for a Strategic Alliance.

     a) CEP will provide project financing and alternative electricity source.

     b)  WD will provide the MagneGas technology and expertise in
         designing the cohesive   system.

3. This is a NON-EXCLUSIVE Agreement.

4. Website Links and Image Authorization.

     CEP and WD authorize each other to be named as a "Partner" on each others website with a corporate logo linking to its website.

     CEP and WD have the right to withdraw from this agreement at any time. The other party has to delete all or partially logos, references or links from its website on written demand not later than 3 days after receiving this demand by e-mail and/or fax.

5. Non-Circumvention and Non-Disclosure

     A. The parties hereto and/or their affiliates of what-so-ever nature shall not, in any manner solicit and/or accept any business from sources that have been made available by and through the parties hereto, nor in any manner shall access, contact solicit and/or conduct any transaction with such said sources, without the expressed and specific permission of the party who made such said sources available.

     B. The Parties shall maintain complete confidentiality regarding each other's business and/or their affiliates and shall only disclose knowledge pertaining to these specifically named Parties as permitted by the concerned Party, unless agreed and granted an expressed written permission of and by the Party whom made the source available.

     C. The Parties shall not in any way whatsoever circumvent each other and/or attempt such circumvention of each other and/or any of the parties involved in any of the transactions the Parties wish to enter and to the best of their abilities shall ensure that the original transaction codes, data and proprietary information established are not altered.

     D. The Parties shall not disclose any contact revealed by either Party to any third Parties as they fully recognized such information and contract(s) of the respective Party, and shall not enter into direct and/or indirect offers, negotiations and/or transaction with such contacts revealed by the other Party who made the contact(s) available.

     E. In the event of circumvention by any of the undersigned Parties, whether direct and/or indirect, the circumvented Party shall be entitled to a legal monetary compensation equal to the maximum service it should realize from such a transaction, plus any and all expenses, including any and all legal fees incurred in lieu of the recovery of such compensation.

     F. All considerations, benefits, bonuses, participation, fees, and/or commissions received as a result of the contributions of the Parties to this agreement, relating to any and all transactions shall be allocated and distributed as mutually agreed. Specific arrangements, for each transaction shall be made available and/or submitted to the recipient on the very day due and payable as per each and every transaction, unless otherwise agreed.

     G. This agreement is valid for five (5) years from the date of signature, for any and all transactions between the Parties therein, with renewal to be agreed upon between the signatories.

     H. It is further agreed that any controversy, claims, and or dispute arising out of and/or relating to any part of the whole of this agreement or breach thereof and which is not settled between the signatories themselves, shall be settled and binding by and through arbitration in accordance with the rules and through the institution of the International Chamber of Commerce. Any decision and/or award made by the arbitrators shall be final, conclusive and binding for the Parties and enforceable in the Court of Law in the Country of choice of an award by the arbitrators.

     I. This Agreement shall be binding upon the Parties hereto and in the case of individual parties, their respective heirs, administrators and executors and in the case of all corporate Parties, their successors and assigns

        a. The non-circumvention damages, i.e., the total commissions, fees, or profits which would have been due, and;

        b. All loss sustained by the non defaulting party by reason of such breach, and;

        c. All expenses incurred in enforcing any legal remedy rights based upon or arising out of this Agreement.

     J. This Agreement shall be binding upon the Parties hereto and in the case of individual parties, their respective heirs, administrators, and executors, and in the case of all corporate parties, their successors and assigns.

     K. Signature of this agreement shall be deemed to be an executed agreement enforceable and admissible for all purposes as may be necessary under the terms of this agreement.

     L. All signatories hereto acknowledge that they have read and each Party fully understands the terms and conditions contained in this agreement and by their initials and signature hereby unconditionally agree to its terms as of the date noted herein. All signatories hereto acknowledge that all their further correspondence, whether by original mail, fax or e-mail will become part of this agreement. Signing of this agreement can be done and is official by original mail, fax or e-mail.

     M. The purpose of this instrument is to establish an internationally recognized Non-Circumvention, Non-Disclosure, and Working Agreement between the participating Parties. This and future transactions shall be conducted under the guidelines of the International Chamber of Commerce.


DATED: June 3, 2009                    By: /s/  Jeff Sirianni
                                       Jeff Sirianni, President - White Door


DATED: June 4, 2009                    By: /s/  Bo Linton
                                       Bo Linton, CEO